                                       UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549
                                          FORM 8-K

                                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                              Date of Report: August 12, 2002

                                   Medix Resources, Inc.
                   (Exact name of registrant as specified in its charter)

           Colorado                   0-24768                84-1123311
(State or other jurisdiction        (Commission            (IRS Employer
        of incorporation)           File Number)         Identification No.)

        420 Lexington Avenue, Suite 1830, New York, NY             10170
          (Address of principal executive offices)               (Zip Code)

             Registrant's telephone number, including area code: (212) 697-2509

Item 5. Other Events.  Press release dated August 12, 2002 regarding Medix terminating equity line of credit.

Exhibits

99.1  Copy of Press Release

                                         SIGNATURES

    Pursuant to the requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the  undersigned  hereunto  duly authorized.

                                                MEDIX RESOURCES, INC.

Date:  August 12, 2002                    By:  /s/ Mark W. Lerner
                                                 Executive Vice President